UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.   )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

EQ ADVISORS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

IMPORTANT NOTICE

AXA EQUITABLE LIFE INSURANCE COMPANY

MONLY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

1290 Avenue of the Americas

New York, New York 10104

January 27, 2012

Dear Contractowner:

As an owner of a life insurance policy and/or annuity contract or certificate issued by AXA Equitable Life Insurance Company, MONY Life Insurance Company or MONY Life Insurance Company of America that participates in the EQ/Global Bond PLUS Portfolio (“Portfolio”) of EQ Advisors Trust (the “Trust”), we are writing to inform you of an adjourned session of the Special Meeting of Shareholders (“Adjourned Session”) that will be held on February 29, 2012. At the Adjourned Session, shareholders of the Portfolio will be asked to approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA shares of the Portfolio (“Class IA Plan”). The Class IA Plan would authorize the Portfolio to compensate AXA Distributors, LLC, the Trust’s principal underwriter, and its affiliates for shareholder servicing and distribution expenses at the annual rate of 0.25% of the average daily net assets of the Class IA shares of the Portfolio. If the Class IA Plan is approved by Class IA shareholders, the overall fees and expenses of the Class IA shares of the Portfolio would increase. While the Portfolio issues Class IA, Class IB and Class K shares, the proposal to be considered at the Adjourned Session relates only to the Class IA shares. While many shareholders have already cast their favorable votes on the proposal, additional votes are required in order for the proposal to be approved. Thus, it is extremely critical to vote your shares no matter the size of your investment.

You are being asked to instruct the insurance company that issued your policy or contract how to vote the Portfolio’s shares as of the close of business on December 30, 2011.

Sincerely,

/s/ Steven M. Joenk
Steven M. Joenk Senior Vice President

EQ ADVISORS TRUST

1290 Avenue of the Americas

New York, New York 10104

NOTICE OF ADJOURNED SESSION OF A

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 29, 2012

January 27, 2012

NOTICE IS HEREBY GIVEN that an Adjourned Session of the Special Meeting of Shareholders (the “Meeting”) of the EQ/Global Bond PLUS Portfolio (“Portfolio”), a series of EQ Advisors Trust (the “Trust”), will be held on February 29, 2012, at 2:00 p.m., Eastern Time, at the Trust’s offices, 1290 Avenue of the Americas, New York, New York 10104, for the purpose of considering and voting upon:

1.	A Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA shares of the Portfolio.

The above proposal is described in detail in the Proxy Statement dated September 26, 2011. The Board of Trustees of the Trust unanimously recommends that you vote in favor of the proposal.

The Trust’s Board has established a new record date of December 30, 2011 (“New Record Date”) for the Adjourned Session. Shareholders of record as of the close of business on the New Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

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If you have previously voted your shares, no action is necessary. All shares held by you as of the New Record Date will be voted as previously instructed. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed voting instruction card or by attending the Adjourned Session and voting in person.

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If you have not previously voted your shares but have previously received a copy of the Proxy Statement because you were a shareholder as of the original record date, August 31, 2011, please vote by following the directions on the enclosed voting instruction card or casting your vote by telephone or on-line using the instructions provided on the enclosed voting instruction card. The Trust’s Board of Trustees recommends a vote “FOR” the proposed Shareholder Services and Distribution Plan for the reasons discussed in the Proxy Statement. Please vote your shares as soon as possible.

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If you were not a shareholder as of the original record date of August 31, 2011, and have not previously received a copy of the Proxy Statement, we have enclosed a copy of the Proxy Statement, which includes detailed information relating to the proposal. Please review the enclosed Proxy Statement as well as the updated information contained below in this letter and then vote your shares by following the directions on the enclosed voting instruction card or by casting your instructions by telephone or on-line using the instructions provided on the enclosed voting instruction card. The Trust’s Board of Trustees recommends a vote “FOR” the proposed Shareholder Services and Distribution Plan for the reasons discussed in the Proxy Statement. Please vote your shares as soon as possible.

The information in this letter amends the Notice, the Proxy Statement and any other information about the Meeting previously delivered to you. Please note that the Proxy Statement included a proposal to elect the Board of Trustees of the Trust and this proposal received sufficient favorable votes to elect each of the Board members. Information as to the number of outstanding Class IA shares of the Portfolio entitled to vote as of the New Record Date is set forth below:

EQ/Global Bond PLUS Portfolio	Shares Outstanding and Entitled to Vote
Class IA shares	2,069,416

As of the New Record Date, to the knowledge of the Trust, the current Trustees and officers owned, individually and as a group, less than 1% of the shares of the Portfolio.

AXA Equitable Life Insurance Company (“AXA Equitable”) and certain of its affiliated companies may be deemed to be control persons of the Portfolio by virtue of their direct or indirect ownership of more than 95% of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of the Portfolio may be able to determine the outcome of most issues that are submitted to shareholders for a vote. As of the New Record Date, except as set forth in Exhibit A, to the Trust’s knowledge, (1) no person, other than AXA Equitable and certain of its affiliated companies, owned beneficially or of record more than 5% of any class of outstanding shares of the Portfolio, and (2) no Contractholder owned Contracts entitling such Contractholder to give voting instructions regarding more than 5% of any class of the outstanding shares of the Portfolio.

To the extent the information in the Notice and Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Meeting. If you would like another copy of the Proxy Statement, please contact us at 1-877-708-3621.

We appreciate your careful and prompt consideration of this matter. Thank you in advance for your cooperation.

Sincerely,

/s/ Patricia Louie
Patricia Louie Vice President and Secretary

APPENDIX A

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

EQ/Global Bond PLUS Portfolio

Title of Class	Name and Address	Amount of Shares Owned	Percent of Class

Class IA	AXA/Equitable Life Insurance Company c/o Barbara Gerstel 525 Washington Blvd., 36th Floor Jersey City, NJ 07310	154,460.511	7.4%

Class IA	Trust Under Arch Coal Inc. Def. Comp Plan c/o Valerie Washington PNC Bank NA, Retirement and Investment Services 2 PNC Plaza, 7th Floor 620 Liberty Avenue Pittsburgh, PA 15222	114,022.729	5.5%

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Go to the website www.proxyvote.com

3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the voting instruction card below at hand.

2)    Call 1-800-690-6903

3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.

2)    Check the appropriate boxes on the voting instruction card below.

3)    Sign and date the voting instruction card.

4)    Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1                 KEEP THIS PORTION FOR YOUR RECORDS

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THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

EQ ADVISORS TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL:

		For	Against	Abstain
1.	To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA shares of the Portfolio.	☐	☐	☐

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSAL.

NOTE: Please sign exactly as your name appears on the records of the Insurance Company and date. If joint owners, each holder should sign this voting instruction card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

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AXA EQUITABLE LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY

MONY LIFE INSURANCE COMPANY OF AMERICA

VOTING INSTRUCTION CARD

ADJOURNED SESSION OF THE

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON FEBRUARY 29, 2012

The undersigned, the owner of one or more variable life insurance policies or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of the EQ/Global Bond Plus Portfolio (“Portfolio”) of EQ Advisors Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company, MONY Life Insurance Company or MONY Life Insurance Company of America (each, an “Insurance Company” and together, the “Insurance Companies”), the owners of the shares of the Portfolio attributable to the Contracts and, therefore, shareholders of the Trust, (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Adjourned Session of the Special Meeting of the Shareholders of the Trust, or any adjournment or postponement thereof (the “Meeting”), as described in the Trust’s Proxy Statement dated September 26, 2011 (the “Proxy Statement”), and (ii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the applicable Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Information Statement and the Trust’s Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.